SCHWAB STRATEGIC TRUST
Schwab® Ariel ESG ETF
(the fund)
Supplement dated February 27, 2024 to the fund’s currently effective
Statement of Additional Information (SAI).

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.
Revised Appendix - Subadviser Proxy Voting Policy
The Appendix titled “Subadviser Proxy Voting Policy” in the fund’s SAI is deleted and replaced in its entirety with the attached Appendix.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG123744-00 (02/24)
00297801

APPENDIX – SUBADVISER PROXY VOTING POLICY
ARIEL INVESTMENTS, LLC
PROXY VOTING POLICIES AND PROCEDURES
December 2023
I.
Introduction

Ariel Investments, LLC (“Ariel Investments”), as a federally registered investment adviser, has a fiduciary obligation to act solely in the best interest of its clients. Clients may authorize Ariel Investments to vote proxies for those client securities over which Ariel Investments has investment discretion. Ariel Investments recognizes its fiduciary obligation to vote clients’ proxies in their best interests.
II.
Proxy Voting Decisions

Ariel Investments votes proxies on behalf of each client who delegates proxy voting authority to Ariel Investments. The scope of Ariel Investments’ responsibilities with respect to voting proxies is ordinarily determined by Ariel Investments’ contracts with its clients and applicable law. A client may delegate proxy voting authority to Ariel Investments, retain proxy voting powers, give particular proxy voting instructions to Ariel Investments, or have a third-party fiduciary vote proxies. If a client has not authorized Ariel Investments to vote its proxies, these Proxy Voting Policies and Procedures will not apply to that client’s account.
Ariel Investments’ proxy voting guidelines for its investment strategies are detailed in its Proxy Voting Guidelines, attached as Exhibit A (the “Guidelines). Ariel Investments may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal will be performed in the context of the Guidelines, giving appropriate consideration to the relevant facts and circumstances at the time of a vote. Consequently, Ariel Investments reserves the right to depart from the Guidelines in order to avoid voting decisions that Ariel Investments believes may be contrary to the best interests of its clients.
Some clients who delegate proxy voting authority to Ariel Investments may give Ariel Investments specific proxy voting instructions that could be contrary to Ariel Investments’ Guidelines. As a result, Ariel Investments could vote differently for those clients than it votes for other clients in the same strategy.
Ariel Investments has retained Institutional Shareholder Services, Inc. (“ISS”), a third-party proxy voting service, for the purpose of receiving, cataloging, voting (based upon Ariel Investments’ direction) and reporting proxies as well as to obtain its proxy research. Ariel Investments does not rely on ISS to make its proxy voting decisions, except as described in Section V.B below and in Exhibit A.
The Chief Compliance Officer monitors proxy voting decisions to ensure that these procedures are being followed. Personnel from the Operations Department ensure that the proxies are voted and that voting is done prior to the voting deadline.
Ariel Investments generally will not vote its clients’ proxies in the following circumstances:
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For those securities not specifically acquired for a client’s account by Ariel Investments (e.g., if a new Ariel Investments client transferred securities to Ariel Investments and Ariel Investments has not yet sold the securities through the account transition process, or if an Ariel Investments client chooses to invest its cash in a money market fund).
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In those instances where Ariel Investments receives a meeting notice without enough time to fully process the proxy.
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For those Ariel Investments clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.
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In those international markets where share blocking applies due to liquidity constraints. 1
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In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian can timely re-register the shares.
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In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.
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If a client’s custodian is unable to retrieve and deliver ballots to Ariel Investments’ proxy voting service (ISS).
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In those international markets which will not accept split ballots from the omnibus account of a custodian.
Ariel Investments may be required to vote shares in securities of various regulated industry entities (e.g., U.S. banking) in conformance with conditions specified by the industry’s regulator (e.g., the Federal Reserve Board of Governors). Additionally, the issuer of a security may impose limitations upon Ariel Investments’ ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel Investments will refrain from voting some or all shares.
III.
Proxy Voting Process

Proxy ballots are sent directly to ISS from the custodian for those accounts for which Ariel Investments has proxy voting authority. For such accounts, when Ariel Investments receives new account paperwork for an investment advisory client, Ariel Investments’ Operations Department

1 To vote proxies in share blocking countries, clients are restricted from selling their shares until the meeting has taken place. Ariel Investments believes that maintaining investment flexibility generally outweighs the benefit of voting limited by share blocking.

contacts the client’s custodian to arrange for proxies to be sent, and verifies that the proxies are being sent, to ISS. ISS in turn ensures that ballots for each account are received.
The Operations Department monitors upcoming proxy meetings using ProxyExchange, ISS’s online proxy voting system. When an upcoming meeting is listed on ProxyExchange, the Operations Department:
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Prepares a communication identifying pertinent details of the company, meeting and proposals. Accompanying the communication is a copy of the company’s annual report on SEC Form 10-K (as applicable), the proxy statement, and ISS research and voting recommendations. 2
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Notifies the following persons about the upcoming proxy:
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The analyst who covers the company.
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For the domestic strategies, the head of environmental, social and governance analysis (“ESG”) and the Director of Research Operations.
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For the international and global strategies, the designated Vice President, Research Analyst identified to assist with managing the international and global strategies’ proxy voting process,
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For the emerging markets value (“EMV”) strategies, the designated Senior Vice President, Portfolio Manager identified to assist with managing the EMV strategies’ proxy voting process.
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Provides the communication to the CCO to indicate the results of the conflict of interest check.
The CCO then delivers the conflict check results to the above referenced persons who then communicate their proxy voting decision to the CCO who determines the need to hold either a Domestic Proxy Resolution Committee meeting or International, Global and EMV Proxy Resolution Committee meeting, as appropriate (see Section IV herein for a description of these Committees). When the voting decision is deemed final, the CCO will forward the voting instructions to the Operations Department to process the vote.
The Operations Department, upon receipt of the voting decision communication and prior to the voting deadline, will vote the proxies using ProxyExchange. A second Operations Department staff member reviews ProxyExchange to validate that the votes were cast properly.
ISS reconciles upcoming proxy meetings between the client accounts listed on ProxyExchange for which ISS has received proxy ballots and a list of Ariel Investments’ client accounts that held the company as of the record date as supplied to ISS via a daily feed from Ariel Investments’ books of record, Eagle. For any account for which ISS has yet to receive a ballot, ISS contacts the custodian prior to the voting deadline in a best effort attempt to obtain the ballot so Ariel Investments can vote on behalf of its client. ISS reconciles its client account list against the account list provided by the Operations Department.
IV.
Proxy Resolution Committees

The Proxy Resolution Committees are charged with determining whether proxy voting decisions are in the best interest of clients.
Ariel Investments’ Domestic Proxy Resolution Committee consists of the following members:
1.
Voting members are the domestic strategies Senior Research Team members, which includes the head of ESG; and
2.
Non-voting members consist of the CCO and the Committee’s Secretary.
Ariel Investments’ International, Global and EMV Proxy Resolution Committee consists of the following members:
1.
Voting members are the international, global and EMV strategies’ Senior Research Team members; and
2.
The same non-voting members listed above.
These Committees make their respective decisions at Committee meetings which require, at minimum, three voting members to be present. The Committees’ decisions must be approved by at least a majority of the present voting members. The Committees’ minutes will document the decisions as well as the reasoning for such decisions. These Committees will meet individually as necessary in situations identified in Sections III above and V below. These Committees will meet annually together to review these procedures.
V.
Material Conflicts of Interest

A.
Ariel Investments, LLC

Ariel Investments has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. Nonetheless, from time to time, a proxy proposal may involve an apparent material conflict between the interests of Ariel Investments’ clients and the interests of Ariel Investments or any affiliated person of Ariel Investments. In reviewing proxy issues to identify any potential material conflicts between Ariel Investments’ interests and those of its clients, Ariel Investments will consider:
1.
Whether there are any existing or prospective business or personal (including familial) relationships between Ariel Investments or its employees and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or

2 ISS provides two types of voting recommendations. One set of recommendations is based upon ISS’s review and analysis (hereinafter referred to as “ISS’s recommendation”) and the other set of recommendations is referred to as its Taft-Hartley policy and is based upon the AFL-CIO Proxy Voting Guidelines.

2.
Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client, or prospect, of Ariel Investments.
Compliance will seek to identify actual or potential conflicts pertaining to its client portfolio holdings’ proxies after notification of an upcoming proxy vote for each proxy for those holdings in the domestic, international, global and EMV strategies. Compliance identifies actual or potential conflicts by contacting each of the following departments: Ariel Investments’ Business Development, Institutional Client and Investor Relations; Finance; Trading and Investments teams and Ariel Alternatives Chief of Staff. A conflict can arise in one of two ways:
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With respect to all proxy proposals pertaining to a portfolio holding, such as where a portfolio holding company is also an existing or prospective Ariel Investments client; or
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With respect to a specific shareholder’s proxy proposal, such as where a proposing shareholder is an Ariel Investments client or prospect.
If Compliance determines that a potential material conflict of interest exists, Compliance will notify the following persons about the existence of the conflict:
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The applicable analyst.
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For the domestic strategies only, the head of ESG, and the Director of Research Operations.
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For the international and global strategies, the designated Vice President, Research Analyst identified to assist with managing the international and global strategies’ proxy voting process,
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For the EMV strategies, the designated Senior Vice President, Portfolio Manager identified to assist with managing the EMV strategies’ proxy voting process.
For each proxy proposal for those holdings that are subject to a conflict, these persons generally will recommend a vote in accordance with ISS’s recommendation. If they recommend voting contrary to ISS’s recommendation for a proxy proposal, then those proxy proposals will be referred to the Domestic or International, Global and EMV Proxy Resolution Committee, as applicable, which is charged with determining whether these persons’ decision regarding proxy voting is based on the best interests of Ariel Investments’ clients and is not the product of a conflict. Proxy votes consistent with Exhibit A, “General Proxy Voting Guidelines,” are presumed to be consistent with the best interests of clients but are still subject to review and approval by the Committee.
B.
Institutional Shareholder Services, Inc.

As part of the proxy voting process, Ariel Investments’ analysts and, for the domestic strategies, head of ESG, and the Director of Research Operations, for the international and global strategies, the designated Vice President, Research Analyst identified to assist with managing the international and global strategies’ proxy voting process, and, for the EMV strategies, the designated Senior Vice President, Portfolio Manager identified to assist with managing the EMV strategies’ proxy voting process:
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Review ISS’s proxy voting recommendations and analyses for each company; and
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Generally use ISS’s proxy voting recommendations as Ariel Investments’ votes for those clients’ proxies in situations wherein a potential material conflict of interest exists, as described above in Section V.A.
The domestic strategies Director of Research Operations and head of ESG as well as the international and global strategies designated Vice President, Research Analyst and EMV strategies designated Senior Vice President, Portfolio Manager participate in ISS’s annual proxy voting policy survey to provide feedback for the next year’s proxy voting season and then reviews ISS’s annual policy updates to confirm that team’s decision to continue reviewing and utilizing ISS’s recommendations in its process.
Ariel Investments is aware that potential conflicts of interest may exist between ISS’s proxy advisory service, which provides proxy analyses and voting recommendations to institutional investors, and ISS Corporate Solutions, Inc (ICS), a wholly owned-subsidiary of ISS, which serves the corporate issuer community by providing products and services to enable issuers to understand and implement corporate governance best practices. ISS is aware of the potential conflicts of interest that may exist between ISS proxy advisory services and ICS and has taken various steps to neutralize these potential conflicts and provides Ariel Investments with a copy of its policies, procedures and practices regarding potential conflicts of interest.
Ariel Investments is also aware that potential conflicts of interest may exist between ISS and Deutsche Börse AG (“DB”) which owns an approximate 80% stake in ISS and Genstar Capital (“Genstar”), a private equity company which owns the balance. ISS has adopted a “Deutsche Börse Policy” and “Genstar Policy” which, among other things, provides that DB and Genstar Persons may not participate in the formulation, development and application of ISS voting policies, and will not have access to any data relating to ISS clients. Additionally, ISS provides disclosure of relationships DB and Genstar may have with any company it may own or control and which may become publicly traded.
Ariel Investments identifies and addresses ISS’s conflicts that arise on an ongoing basis by requiring ISS to update Ariel Investments of any relevant changes to ISS’s business or conflict procedures. In addition, Ariel Investments takes reasonable steps to ensure that ISS can make its proxy voting recommendations and provide vote analysis in an impartial manner and in the best interests of Ariel Investments’ clients. Such steps include, but are not limited to, reviewing ISS’s conflict procedures and the effectiveness of their implementation and evaluating

ISS’s relationships with companies for which Ariel Investments votes proxies if ISS makes such information available. How often Ariel Investments engages in such a review is at the discretion of the CCO. Any conflicts of interest will be reviewed and disclosed by the CCO to the relevant parties as part of the proxy voting process outlined above.
VI.
Disclosures to Clients

Ariel Investments publicly discloses a list of votes and voting rationales annually on its website, https://www.arielinvestments.com/environmental-social-and-governance/. Proxy information will be provided to clients in accordance with their agreement with Ariel Investments or upon request. Upon a client’s request for information, Ariel Investments will furnish to the requesting client (a) a copy of these Proxy Voting Policies and Procedures, including the guidelines in Exhibit A, or (b) information about how Ariel Investments voted with respect to such client’s securities. Except as otherwise directed by a client or required by law, Ariel Investments will maintain the confidentiality of how it plans to vote or has voted proxies relating to such client’s securities.
Ariel Investments will disclose to its clients, in its written disclosure statement on Part 2 of Form ADV or elsewhere (as deemed necessary or appropriate):
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How clients may obtain information from Ariel Investments about how Ariel Investments voted with respect to their securities; and
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A summary of Ariel Investments’ proxy voting policies and procedures as well as how a client may request a copy of these Proxy Voting Policies and Procedures (Exhibit B).
The Board of Trustees of the Ariel Investment Trust will have the responsibility of reviewing proxy voting matters for the Trust, including how Ariel Investments is voting proxies for the Trust.
Ariel Investment Trust and Ariel Investments will file their respective Forms N-PX, which provides certain proxy disclosures, on a timely basis with the SEC. For Ariel Investment Trust, Finance, in conjunction with Operations and Legal & Compliance, is responsible for making this filing. For Ariel Investments, the Operations and Legal & Compliance teams are responsible for making this filing.
Ariel Investment Trust will make its proxy voting record publicly available through its website. The Legal & Compliance team will direct the Communications team to provide a direct link on the website to the HTML-rendered Form N-PX report on EDGAR.
VII.
Books and Records Relating to Proxies

In connection with voting proxies and these Proxy Voting Policies and Procedures, Ariel maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:
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Ariel Investments’ policies and procedures relating to voting proxies;
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A copy of each proxy statement that Ariel Investments receives regarding clients’ securities, provided that Ariel Investments may rely on (a) a third party to make and retain, on Ariel Investments’ behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;
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A record of each vote cast by Ariel Investments on behalf of clients, provided that Ariel Investments may rely on a third party to make and retain, on Ariel Investments’ behalf, pursuant to a written undertaking, records of votes cast;
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Copies of any documents created by Ariel Investments that were material to deciding on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and
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A record of each written client request for proxy voting information and a copy of any written response by Ariel Investments to any written or oral client request for information on how Ariel Investments voted proxies on behalf of the requesting client.
Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record.
VIII.
General Proxy Voting Guidelines

Attached to these Proxy Voting Policies and Procedures is Exhibit A, “General Proxy Voting Guidelines,” which describe Ariel Investments’ general proxy voting guidelines. These guidelines are not intended to address every proxy proposal that may arise, and Ariel Investments reserves the right to depart from these guidelines when Ariel Investments believes that it is in its clients’ best interests to do so. The following persons will document the reason for any vote deviating from the stated guidelines:
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For the domestic strategies, the Director of Research Operations
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For the international and global strategies, the designated Vice President, Research Analyst
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For the EMV strategies, the designated Senior Vice President, Portfolio Manager.
IX.
Amendments

These Proxy Policies and Procedures are subject to change as necessary to remain current with applicable rules and regulations and Ariel Investments’ internal policies and procedures.

EXHIBIT A
ARIEL INVESTMENTS, LLC
GENERAL PROXY VOTING GUIDELINES
We view proxy voting as an extension of our core research and engagement efforts. As such, we integrate material environmental, social, and governance (“ESG”) issues into our proxy voting decisions consistent with our fiduciary obligation to clients. In general, we consider a company’s past performance and ESG track record to ensure appropriate accountability and incentivize future improvement.
We look for companies with high quality leadership teams, as represented by their industry experience, performance track records, and their management of material environmental, social and governance (“ESG”) issues. Furthermore, we strive to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. Accordingly, it is generally the policy of Ariel Investments, LLC (“Ariel Investments”) to give considerable weight to the recommendation of a company’s management on any issue, including but not limited to instances where the Ariel Investments team is engaged in direct dialogue with management.
For those proxy votes in which potential material conflicts of interest exist, it is generally our policy to vote in accordance with ISS’s recommendations.
Most votes presented to a company’s shareholders are proposals made by the company’s management, which have been approved and recommended by the company’s board of directors. Most of these proposals are routine in nature and generally do not change the structure, management, control or operation of the company and are consistent with customary industry standards and practices as well as applicable law. Examples of routine proposals include uncontested election of directors and selection of independent auditors.
Non-routine proposals are analyzed on an individual basis by the Ariel Investments analyst who follows the company in question and, for the domestic strategies, the head of ESG. Below is a summary of the guidelines that generally guide this decision-making.
Governance Guidelines:
1.
Approval and/or Amendments to Executive Compensation. We recognize the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including options and restricted stock, to provide incentives to employees. In general, we favor equity-based compensation plans that attract and retain key employees and incentivize long-term shareholder value creation without excessive cost or dilution. However, we reserve the right to evaluate individual plans on a case-by-case basis.
2.
Corporate Governance. For the international, global and emerging markets value strategies, we generally vote in favor of greater board independence to ensure board members can appropriately govern. We typically favor boards composed of a majority of directors who are considered independent by applicable standards. We also consider issues of director attendance and overboarding on a case-by-case basis.
3.
Golden Parachutes. Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders’ return, we are generally opposed to any proposal for this type of compensation.
4.
Mergers/Reorganizations. We strongly believe shareholders have an absolute right to vote on mergers and reorganizations. We review each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on our view of the best long-term prospects for the company and whether the merger/restructuring is consistent with that long-term performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.
5.
Poison Pills. In general, we oppose poison pills.
6.
Withholding Board Authority. In general, we do not vote to withhold Board Authority to engage in a particular action. However, in rare instances we may do so if we are concerned that actions of senior management and the Board will fail to enhance shareholder value.
Environmental Guidelines:
7.
Environmental Disclosure. Proactive disclosure on material environmental issues provides decision-useful information for investors. These issues can include but are not limited to climate change, water and waste management, and ecological impacts. In general, we support proposals calling for increased disclosure of environmental policies, practices and targets. However, we evaluate proposals on a case-by-case basis to determine whether to support such a proposal.
8.
Environmental Risk Mitigation. Proactive management of material environmental issues is increasingly important for the long-term financial performance of a company. We generally support proposals calling for increased disclosure on reasonable plans to mitigate environmental risks and/or set appropriate GHG emissions reduction targets. However, we evaluate proposals on a case-by-case basis to determine whether to support such a proposal.
Social Guidelines:
9.
Corporate Citizenship. We believe that strong community relations and business ethics build long-term value for shareholders. We generally support proposals that encourage responsible citizenship in the broader community. We evaluate such proposals on a case-by-case basis.
10.
Diversity, Equity and Inclusion and Board Composition. Research demonstrates organizations that cultivate diversity are more likely to attract top talent, foster innovation, stimulate creative thinking and problem solving—all leading to better outcomes. In general, we support proposals calling for proactive diversity practices across the dimensions of diversity most relevant and impactful in each of the respective markets, and increased disclosure. However, we evaluate proposals on a case-by-case basis to determine whether to support such a proposal.
We recognize businesses must compete to attract customers and talent in an increasingly diverse global economy. We believe companies best suited to navigate complex challenges of the 21st century have leaders from diverse backgrounds on their Boards, including women and individuals from underrepresented groups (which can vary country by country).
a.
For the domestic strategies, we generally vote against nominating committee chairs of boards that lack racial/ethnic minority directors. We also generally vote against nominating committee chairs of boards that lack female directors.
b.
For the international, global and emerging markets value strategies, we also generally vote to promote greater diversity at the board level.
11.
Equal Employment Opportunity. We believe individuals from all backgrounds deserve equal consideration for employment opportunities. For US businesses, we generally support proposals calling for the adoption or implementation of the MacBride Principles.
12.
Human Rights and Labor Standards. We recognize management of human rights and labor standards can impact the long-term financial performance of a company. We typically support proposals that encourage fair labor practices, human rights and employee health and safety across operations and the supply chain. However, we evaluate proposals on a case-by-case basis to determine whether to support such a proposal.

EXHIBIT B
Summary of Ariel Investments, LLC’s Proxy Policies and Procedures
Ariel Investments has established Proxy Voting Policies and Procedures (the “Proxy Policies”) concerning proxies voted by Ariel Investments on behalf of each client who delegates proxy voting authority to Ariel Investments and delivers the proxies to Ariel Investments. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third-party fiduciary vote proxies. Ariel Investments’ Proxy Policies are subject to change as necessary or appropriate to remain current with applicable rules and regulations and our internal policies and procedures.
Ariel Investments views proxy voting as an extension of our core research and engagement efforts. As such, Ariel Investments integrates material environmental, social, and governance (“ESG”) issues into its proxy voting decisions consistent with Ariel Investments’ fiduciary obligation to clients. In general, Ariel Investments considers a company’s past performance and ESG track record to ensure appropriate accountability and incentivize future improvement. Ariel Investments looks for companies with high quality leadership teams, as represented by their industry experience, and their management of ESG issues. Furthermore, Ariel Investments strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. Accordingly, it is generally Ariel Investments’ policy to give considerable weight to the recommendation of a company’s management on any issue, including but not limited to instances in which Ariel Investments engages in direct dialogue with management.
Ariel Investments has established general guidelines for voting clients’ proxies. While these generally guide Ariel Investments’ decision-making, all issues are analyzed by:
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The analyst who covers the company.
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For the domestic strategies, the head of environmental, social and governance analysis and the Director of Research Operations.
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For the international and global strategies, the designated Vice President, Research Analyst identified to assist with managing the international and global strategies’ proxy voting process.
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For the emerging markets value (“EMV”) strategies, the designated Senior Vice President, Portfolio Manager identified to assist with managing the EMV strategies’ proxy voting process.
As a result, at times Ariel Investments will vote an individual proxy differently than otherwise stated within Ariel Investments’ general proxy voting guidelines. In such cases, Ariel Investments will document its reasoning.
Regarding diversity-related proxy votes, Ariel Investments generally supports proposals calling for proactive diversity practices and increased disclosure as research demonstrates organizations that cultivate diversity are more likely to attract top talent, foster innovation, stimulate creative thinking and problem solving—all leading to better outcomes. However, Ariel Investments evaluates proposals on a case-by-case basis to determine whether to support such a proposal.
Regarding climate change disclosure-related proxy votes, Ariel Investments recognizes that proactive management of environmental issues, including but not limited to climate change, water and waste management, and ecological impacts, is increasingly important for the long-term financial performance of a company. In general, Ariel Investments supports proposals calling for increased disclosure of environmental policies and practices.
Regarding board diversity,
●
For Ariel Investments’ domestic strategies, Ariel Investments generally votes against nominating committee chairs of boards that lack racial/ethnic minority directors and against nominating committee chairs of boards that lack female directors.
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For Ariel Investments’ international, global and emerging markets value strategies, Ariel Investments votes to promote greater diversity at the board level.
Recognizing board refreshment takes time, Ariel Investments evaluates a company’s commitment to improving board diversity on a case-by-case basis to inform our voting decision.
Conflicts of Interest
Potential conflicts of interest arise when we vote proxies of issuers that have or are seeking a material relationship with Ariel Investments. For example, Ariel Investments manages retirement plan assets and corporate assets for issuers whose securities are held by Ariel Investments’ clients for whom Ariel Investments votes proxies. Ariel Investments also votes proxies of issuers that distribute Ariel Investments’ proprietary mutual funds or that otherwise have a material business relationship with Ariel Investments. Ariel Investments mitigates these and other potential conflicts of interest that arise by following, among other things, a disciplined investment strategy and proxy voting procedures designed to detect and resolve potential conflicts of interest in the proxy voting process and to cast votes that are in the best interests of clients and not a product of a conflict.
If it is determined that a material conflict of interest may exist with respect to a proxy vote, such as a business relationship with a portfolio company, it is Ariel Investments’ policy to generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”). If, in a conflict situation, Ariel Investments decides to vote differently than ISS, the proxy will be referred to Ariel Investments’ applicable Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel Investments’ clients and is not the product of a conflict.

Voting Limitations
Ariel generally will not vote its clients’ proxies in the following circumstances:
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For those securities not specifically acquired for a client’s account by Ariel Investments (e.g., if a new Ariel Investments client transferred securities to Ariel Investments and Ariel Investments has not yet sold the securities through the account transition process, or if an Ariel Investments client chooses to invest its cash in a money market fund).
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In those instances where Ariel Investments receives a meeting notice without enough time to fully process the proxy.
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For those Ariel Investments clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.
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In those international markets where share blocking applies due to liquidity constraints.
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In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian can timely re-register the shares.
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In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.
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If a client’s custodian is unable to retrieve and deliver ballots to Ariel Investments’ proxy voting service (ISS).
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In those international markets which will not accept split ballots from the omnibus account of a custodian.
Ariel Investments may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon Ariel Investments’ ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel Investments will refrain from voting shares.
Recordkeeping and Disclosure
For each proxy, Ariel Investments maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel Investments’ Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling Ariel Investments at 1-800-725-0140, or writing to Ariel Investments at 200 East Randolph Street, Suite 2900, Chicago, IL 60601.